UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2012

Life Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In conjunction with the Annual Meeting of Stockholders (the “Annual Meeting”) of Life Technologies Corporation (the “Company”) held on April 26, 2012, William H. Longfield retired from the Board of Directors (the “Board”) in accordance with the retirement policy set forth in the Company’s Corporate Governance Principles, which provides that the Board only nominate directors who will be 72 years of age or younger on the date of election.

Item 5.07 Submission to a Vote of Security Holders

(a) On April 26, 2012, the Company held its Annual Meeting. The Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on March 9, 2012.

(b) As of February 27, 2012, the record date for the Annual Meeting, 178,267,389 shares of the Company’s common stock were issued and outstanding. A quorum of 155,426,952 shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

1.    The following members of the Board of Directors were elected as directors to serve until the 2013 annual meeting of stockholders and until their respective successors are elected and qualified.

	Total Votes for Each Director	Total Votes Against from Each Director	Abstain	Broker Non-Votes
Donald W. Grimm	139,840,674	2,717,192	44,697	12,824,389
Ora H. Pescovitz, M.D.	140,199,501	2,346,588	56,474	12,824,389
Per A. Peterson, Ph.D.	142,044,747	522,629	35,188	12,824,389

2.    Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012.

For	Against	Abstain
154,053,401	1,258,262	115,289

3.    The approval of an advisory resolution regarding the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2011. In accordance with the Company’s Bylaws and as disclosed in the Company’s 2012 Proxy Statement, neither abstentions nor broker non-votes have any effect upon the outcome of voting for this advisory vote. The advisory resolution regarding the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2011 received approximately 77% of the affirmative vote of the votes cast (which excludes abstentions and broker non-votes).

For	Against	Abstain	Broker Non-Votes
108,393,997	31,880,665	2,327,899	12,824,391

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John A. Cottingham
Chief Legal Officer

Date: April 26, 2012

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